Contact:          Julie Blake
                  Marenghi PR
                  (617) 729-3170
                  jblake@marenghi.com

     Sento Corporation Wins Major Retail Customer Service and Sales Contract

             Sento to Provide Outsourced Call Center Operations for
                 LensCrafters' Inbound Customer Communications

Salt Lake City, Utah - November 1, 2005 - Sento Corporation (Nasdaq: SNTO), a right- channeling solutions leader, announced today that it has been awarded a multi-million dollar outsourcing contract from LensCrafters. The eyewear retailer chose Sento to manage inbound customer and support calls for 168 of its 888 stores.

Initially, Sento's new Albuquerque, N.M. contact center will handle the inbound call volume for LensCrafters with 85 customer service representatives. Sento will answer questions regarding store locations and hours, schedule appointments for eye exams, handle insurance inquiries and respond to questions regarding lenses and contact lenses.

"We chose Sento because of the company's flexibility," said Bill DiGrezio, senior vice president, shared operation services for LensCrafters. "By leveraging Sento, we will be able to provide top-notch customer service and support to our valued consumers."

"We are pleased to have been selected by LensCrafters," said Patrick O'Neal, president and chief executive officer for Sento. "We are dedicated to providing LensCrafters with the service they need to maintain their loyal, satisfied customers."

About Sento Corporation
-----------------------
Sento Corporation (www.sento.com) specializes in Right Channeling, a proven methodology designed to optimize customer contact solutions and ensure that companies make informed choices for multi-channel communication that support their business goals and customer expectations. We offer outsourced customer contact services designed to optimize the way companies interact with their customers to enhance brand loyalty, improve customer satisfaction, drive business initiatives and reduce service costs. Through our proprietary Customer Choice PlatformSM, we offer comprehensive professional services and customer interaction tools for customer acquisition, customer service and technical support. Companies can select communication channels from a range of integrated live support and web-enabled self-help applications that combine voice, chat, email and web forums. With operations in the U.S., The Netherlands, and France, plus partnerships in India and other low-cost regions, Sento provides customer contact solutions in 19 languages to industry-leading clients worldwide including Overstock.com, McAfee, Philips, Thomson, and AON Warranty Group.

Forward Looking Statements

Statements in this press release, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, goals, hopes or intentions regarding future events. Words such as "expects," "intends," "estimates," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this release are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation, and specifically disclaims any obligation, to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: the Company's stock price has historically been volatile; difficulties encountered in post-acquisition integration and operation of the acquired assets including retaining existing clients of the acquired company; variations in market and economic conditions; the Company's dependence on its limited number of key clients; failure to renew existing client contracts for continuation of services; reduction in services requested by the Company's clients resulting in lower revenues for the Company; the Company's ability to complete negotiations and execute client agreements; risk of equipment failure and/or emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions, which could cause actual results to differ from the Company's current expectations, are contained in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB.

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